ING INVESTORS TRUST

ING Janus Contrarian Portfolio

(the “Portfolio”)

Supplement dated June 30, 2011

to the Portfolio’s Adviser Class (“Class ADV”), Institutional Class (“Class I”),

Service Class (“Class S”) Prospectus and Service 2 Class (“Class S2”) Prospectus

each dated April 29, 2010

(each a “Prospectus” and collectively “Prospectuses”)

On June 24, 2011, the Portfolio’s Board of Trustees (“Board”) approved a change with respect to the Portfolio’s sub-adviser from Janus Capital Management LLC to ING Investment Management Co. (“ING IM”) with related changes to the Portfolio’s name, investment objective, principal investment strategies and expense structure. The changes to the Portfolio’s name, principal investment strategies and expense structure will be effective on or about July 1, 2011. The change in the Portfolio’s investment objective will be effective on or about September 15, 2011. Beginning July 1, 2011 through July 20, 2011, a transition manager will begin transitioning the Portfolio’s securities to align the Portfolio with the new investment strategies. During this transition period, the Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and restrictions will not apply. Effective on or about July 21, 2011, ING IM will begin managing the Portfolio under an interim sub-advisory agreement. This agreement may be in effect for 150 days until a shareholder meeting is held to approve the Portfolio’s new sub-advisory agreement. In addition, the Portfolio’s Board also approved a proposal to reorganize the Portfolio with and into ING Growth and Income Portfolio (the “Reorganization”) which is also contingent upon approval by ING Growth and Income Portfolio’s Board of Trustees. The Portfolio will notify shareholders if ING Growth and Income Portfolio’s Board of Trustees do not approve the merger. The proposal to enter into a permanent sub-advisory agreement with ING IM as well as the proposal for the Reorganization require approval by the Portfolio’s shareholders. A Proxy Statement/Prospectus detailing the proposals is expected to be mailed to shareholders on or September 28, 2011, and a shareholder meeting is scheduled to be held on or about November 4, 2011, The Portfolio will notify shareholders if shareholder approval of the proposals is not obtained. If shareholder approval is obtained, a new sub-advisory agreement with ING IM will be effective on or about November 4, 2011 The Reorganization is scheduled to take place during the first quarter of 2012.

1.	Effective on or about July 1, 2011, the Portfolio’s Prospectuses are revised as follows:

a.	All references to “ING Janus Contrarian Portfolio” are hereby deleted and replaced with “ING Core Growth and Income Portfolio.”

b.	The section entitled “Investment Objective” of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

INVESTMENT OBJECTIVE

Prior to September 15, 2011, the Portfolio’s investment objective is to seek capital appreciation.

Effective September 15, 2011, the Portfolio’s investment objective will be to seek to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

c.

The table and accompanying footnotes in the section entitled “Fees and Expenses of the Portfolio – Annual Portfolio Operating Expenses” of the Portfolio’s Class ADV Prospectus is hereby deleted and replaced with the following:

Annual Portfolio Operating Expenses1

Expenses you pay each year as a    % of the value of your investment

Class	ADV
Management Fee	0.79%
Distribution and/or Shareholder Service (12b-1) Fees	0.75%
Other Expenses	None
Total Annual Portfolio Operating Expenses	1.54%
Waivers and Reimbursements [2]	(0.49)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.05%

[1]	Expense ratios have been adjusted to reflect current expense rates.
[2]

The adviser is contractually obligated to limit expenses to 1.20% for Class ADV through May 1, 2013; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses. This obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years. In addition, the distributor is contractually obligated to waive 0.15% of the distribution fee through May 1, 2012. There is no guarantee that the distribution fee waiver will continue after May 1, 2012. Last, the distributor is contractually obligated to waive an additional 0.15% of the distribution fee through May 1, 2013. There is no guarantee that the distribution fee waiver will continue after May 1, 2013. The distribution fee waivers will only renew if the distributor elects to renew them.

d.	The table in the section entitled “Fees and Expenses of the Portfolio – Expense Examples” of the Portfolio’s Class ADV Prospectus is hereby deleted and replaced with the following:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$107	407	728	1,639

e.

The table and accompanying footnotes in the section entitled “Fees and Expenses of the Portfolio – Annual Portfolio Operating Expenses” of the Portfolio’s Class I Prospectus is hereby deleted and replaced with the following:

Annual Portfolio Operating Expenses1

Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.79%
Distribution and/or Shareholder Service (12b-1) Fees	None
Other Expenses	None
Total Annual Fund Operating Expenses	0.79%
Waivers and Reimbursements [2]	(0.19)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.60%

[1]	Expense ratios have been adjusted to reflect current expense rates.
[2]

The adviser is contractually obligated to limit expenses to 0.60% for Class I shares through May 1, 2013; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses. This obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years.

f.	The table in the section entitled “Fees and Expenses of the Portfolio – Expense Example” of the Portfolio’s Class I Prospectus is hereby deleted and replaced with the following:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$61	233	420	960

g.

The table and accompanying footnotes in the section entitled “Fees and Expenses of the Portfolio – Annual Portfolio Operating Expenses” of the Portfolio’s Class S Prospectus is hereby deleted and replaced with the following:

Annual Portfolio Operating Expenses1

Expenses you pay each year as a % of the value of your investment

Class	S
Management Fee	0.79%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%
Other Expenses	None
Total Annual Portfolio Operating Expenses	1.04%
Waivers and Reimbursements [2]	(0.19)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.85%

[1]	Expense ratios have been adjusted to reflect current expense rates.
[2]

The adviser is contractually obligated to limit expenses to 0.85% for Class S shares through May 1, 2013; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses. This obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years.

h.	The table in the section entitled “Fees and Expenses of the Portfolio – Expense Example” of the Portfolio’s Class S Prospectus is hereby deleted and replaced with the following:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S	$87	312	556	1,254

i.

The table and accompanying footnotes in the section entitled “Fees and Expenses of the Portfolio – Annual Portfolio Operating Expenses” of the Portfolio’s Class S2 Prospectus is hereby deleted and replaced with the following:

Annual Portfolio Operating Expenses1

Expenses you pay each year as a    % of the value of your investment

Class	S2
Management Fee	0.79%
Distribution and/or Shareholder Service (12b-1) Fees	0.50%
Other Expenses	None
Total Annual Portfolio Operating Expenses	1.29%
Waivers and Reimbursements [2]	(0.29)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.00%

[1]	Expense ratios have been adjusted to reflect current expense rates.
[2]

The adviser is contractually obligated to limit expenses to 1.00% for Class S2 shares through May 1, 2013; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses. This obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years. In addition, the distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2012. There is no guarantee that the distribution fee waiver will continue after May 1, 2012. The distribution fee waiver will continue only if the distributor elects to renew it.

j.	The table in the section entitled “Fees and Expenses of the Portfolio – Expense Example” of the Portfolio’s Class S2 Prospectus is hereby deleted and replaced with the following:

Class		1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$	102	359	636	1,426

k.	The section entitled “Principal Investment Strategies” of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PRINICIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks that the sub-adviser (“Sub-Adviser”) believes have significant potential for capital appreciation or income growth or both.

The Sub-Adviser may invest principally in common stocks and securities convertible into common stocks having significant potential for capital appreciation, may purchase common stock principally for their income potential through dividends or may acquire securities having a mix of these characteristics. The Portfolio may also engage in option writing.

The Portfolio may invest in certain higher risk investments such as derivative instruments, including, but not limited to, put and call options. The Portfolio typically uses derivatives to seek to reduce exposure to volatility and to substitute for taking a position in the underlying asset.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

In managing the Portfolio, the Sub-Adviser: emphasizes stocks of larger companies; looks to strategically invest the Portfolio’s assets in stocks of mid-sized companies and up to 25% of its total assets in stock of foreign issuers, depending upon market conditions; and utilizes an intensive, fundamentally driven research process to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, the Sub-Adviser attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

l.	The section entitled “Principal Risks” of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stocks could become worthless.

Convertible Securities Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Currency To the extent that the Portfolio invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Portfolio invests. Rather, the market could favor securities to which the Portfolio is not exposed or may not favor equities at all.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

m.	The section entitled “Portfolio Management” of the summary section of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC
Effective July 21, 2011:
ING Investment Management Co.
Portfolio Managers
Christopher F. Corapi	Michael Pytosh
Portfolio Manager (since 07/11)	Portfolio Manager (since 07/11)

n.	The section entitled “Management of the Portfolios – ING Janus Contrarian Portfolio – ING Janus Capital Management LLC” of the Portfolio’s Prospectuses is hereby deleted in its entirety.

2.	Effective July 21, 2011, the Portfolio’s Prospectuses are revised as follows:

a.

The section entitled “Management of the Portfolios – ING Global Resources Portfolio, ING Large Cap Growth Portfolio, ING Large Cap Value Portfolio, ING Limited Maturity Bond Portfolio, and ING U.S. Stock Index Portfolio – ING Investment Management Co.” is renamed “Management of the Portfolios – ING Core Growth and Income Portfolio, ING Global Resources Portfolio, ING Large Cap Growth Portfolio, ING Large Cap Value Portfolio, ING Limited Maturity Bond Portfolio, and ING U.S. Stock Index Portfolio – ING Investment Management Co.”

b.

The following paragraphs are inserted into the section entitled “Management of the Portfolios – ING Core Growth and Income Portfolio, ING Global Resources Portfolio, ING Large Cap Growth Portfolio, ING Large Cap Value Portfolio, ING Limited Maturity Bond Portfolio, and ING U.S. Stock Index Portfolio – ING Investment Management Co” of the Portfolios Prospectuses:

The following individuals are jointly responsible for the day-to-day management of ING Core Growth and Income Portfolio.

Christopher F. Corapi, Portfolio Manager and Chief Investment Officer of Equities, joined ING IM in February 2004. Prior to joining ING IM, Mr. Corapi served as Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S.

Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and Head of Emerging Markets Research at JPMorgan Investment Management beginning in 1998.

Michael Pytosh, Portfolio Manager, joined ING Investment Management in 2004 as a senior sector analyst covering the technology sector. Prior to 2004, Mr. Pytosh was with Lincoln Equity Management, LLC, since 1996, where he started as a technology analyst and ultimately took on the role of the firm’s president. Prior to that, Mr. Pytosh was a technology analyst at JPMorgan Investment Management and an analyst at Lehman Brothers.

The Sub-Adviser utilizes a team for portfolio construction. The senior portfolio managers and all of the sector analysts on the team participate in the process, with the sector analysts determining the security selection for each of their sectors for the dedicated portion of the overall portfolio. The senior portfolio manager is responsible for the overall allocation of assets for the portfolio, including management of the Portfolio’s overall risk profile.

Historical sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
July 21, 2011	No change	ING Investment Management Co.*
July 1, 2011	ING Core Growth and Income Portfolio**	None***
Since Inception	ING Janus Contrarian Portfolio	Janus Capital Management LLC
*	Sub-Adviser change only.
**	Name change, change in investment objective and principal investment strategies. Performance prior to the effective date is attributable to the previous sub-adviser.
***	ConvergEx Group served as the transition manager for the Portfolio from July 1, 2011 through July 20, 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING INVESTORS TRUST

ING Janus Contrarian Portfolio

(the “Portfolio”)

Supplement dated June 30, 2011

to the Portfolio’s Adviser Class (“Class ADV”), Institutional Class (“Class I”),

Service Class (“Class S”), and Service 2 Class (“Class S2”)

Statement of Additional Information (“SAI”) dated April 29, 2010

On June 24, 2011, the Portfolio’s Board of Trustees (“Board”) approved a change with respect to the Portfolio’s sub-adviser from Janus Capital Management LLC to ING Investment Management Co. (“ING IM”) with related changes to the Portfolio’s name, investment objective, principal investment strategies and expense structure. The changes to the Portfolio’s name, principal investment strategies and expense structure will be effective on or about July 1, 2011. The change in the Portfolio’s investment objective will be effective on or about September 15, 2011. Beginning July 1, 2011 through July 20, 2011, a transition manager will begin transitioning the Portfolio’s securities to align the Portfolio with the new investment strategies. During this transition period, the Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and restrictions will not apply. Effective on or about July 21, 2011, ING IM will begin managing the Portfolio under an interim sub-advisory agreement. This agreement may be in effect for 150 days until a shareholder meeting is held to approve the Portfolio’s new sub-advisory agreement. In addition, the Portfolio’s Board also approved a proposal to reorganize the Portfolio with and into ING Growth and Income Portfolio (the “Reorganization”) which is also contingent upon approval by ING Growth and Income Portfolio’s Board of Trustees. The Portfolio will notify shareholders if ING Growth and Income Portfolio’s Board of Trustees do not approve the merger. The proposal to enter into a permanent sub-advisory agreement with ING IM as well as the proposal for the Reorganization require approval by the Portfolio’s shareholders. A Proxy Statement/Prospectus detailing the proposals is expected to be mailed to shareholders on or about September 28, 2011, and a shareholder meeting is scheduled to be held on or about November 4, 2011. The Portfolio will notify shareholders if shareholder approval of the proposals is not obtained. If shareholder approval is obtained, a new sub-advisory agreement with ING IM will be effective on or about November 4, 2011. The Reorganization is scheduled to take place during the first quarter of 2012.

1.	Effective on or about July 1, 2011, the Portfolio’s SAI is revised as follows:

a.

All references to “ING Janus Contrarian Portfolio” and “Janus Contrarian Portfolio” are hereby deleted and replaced with “ING Core Growth and Income Portfolio” and “Core Growth and Income Portfolio,” respectively.

b.	The section entitled “Non-Fundamental Investment Restrictions – Janus Contrarian Portfolio” is deleted and replaced with the following:

Core Growth and Income Portfolio

The Portfolio:

1.     does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

2.     does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

3.     does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued;

4.     will not invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof);

5.     will not invest more than 15% of the total of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, considered by the adviser or the sub-advisers to be of comparable quality);

6.     may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or “A” or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities;

7.     may only invest in the following instruments (which must be of high quality and short duration) for temporary and defensive or cash management purposes:

Eurodollar Convertible Securities	Eurodollar/Yankee Instruments
Foreign Bank Obligations	International Debt Securities
Sovereign Debt Securities	Supranational Agencies (up to 10% of net assets)
Adjustable Rate Mortgage Securities	Asset-Backed Securities (non mortgage)
Corporate Debt Securities	Banking Industry Obligations/Short-Term Investments
Credit Linked Notes	Floating or Variable Rate Instruments
Guaranteed Investment Contracts	GNMA Certificates
Mortgage-Related Securities	Interest/Principal-only Stripped Mortgage Backed Securities
Repurchase Agreements	Municipal Lease Obligations
Subordinated Mortgage Securities	Savings Association Obligations
U.S. Government Securities	Tax Exempt Industrial Development & Pollution Control Bonds
Zero-Coupon and Pay-in-Kind;

8.     may only invest up to 5% of its total assets in emerging market equity securities;

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9.     for purposes other than hedging, will not invest more than 5% of its assets in the following instruments (for futures the 5% limit is calculated with reference to the notional value of the futures contract):

Foreign Currency Exchange Transactions	Foreign Currency Options
Foreign Futures Contracts & Foreign Options	Financial Futures & Related Options
Forward Foreign Currency Contracts	Index-, Currency-, & Equity Linked Securities
Options on Futures	Over-the-Counter Options
Stock Index Options	Straddles

10.	will not write a put option if it will require more than 50% of the Portfolio’s net assets to be designated to cover all put obligations;

11.

may only invest in certificates of deposit (interest-bearing time deposits) that are issued by savings banks or savings and loan associations that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government; and

12.   will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio’s total assets.

c.	The section entitled “Other Information about Portfolio Managers – Janus Contrarian Portfolio” found beginning on page 155 of the Portfolio’s SAI is hereby deleted in its entirety.

d.	The table in the section entitled “Advisory Fees Waived or Recouped” found on page 192 of the Portfolio’s SAI is hereby amended to add the following:

Portfolio	Class ADV	Class I	Class S	Class S2
Core Growth and Income Portfolio	1.20%	0.60%	0.85%	1.00%

e.	The last paragraph of the section entitled “Advisory Fees Waived or Recouped” found on page 193 of the Portfolio’s SAI is hereby deleted in its entirety and replaced with the following:

The expense limitation agreements for each of the above listed Portfolios provide that the expense limitations shall continue until May 1, 2012 (except for Core Growth and Income Portfolio and MFS Utilities Portfolio). The expense limitation agreement for MFS Utilities Portfolio provides that the expense limitations shall continue until May 2, 2012. The expense limitation agreement for Core Growth and Income Porfolio provides that the expense limitations shall continue until May 1, 2013. These Portfolios’ expense limitation agreements are contractual and shall renew automatically for one-year terms unless the Advisers provide written notice of termination of the agreements to a lead Independent Trustee of the Registrant within ninety (90) days prior to the end of the then-current term or upon termination of the Agreement.

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The expense limitation agreements may also be terminated by the Trust, without payment of any penalty, upon ninety (90) days’ prior notice to the respective Advisers at their principal place of business.

e.	The fourth paragraph of the section entitled “Distribution of Trust Shares” is hereby amended to include the following:

The Distributor has agreed to waive an additional 0.15% of the distribution fee for Class ADV shares of Core Growth and Income Portfolio. The distribution fee waiver will continue through at least May 1, 2013. The Trust will notify shareholders if it intends to pay the Distributor more than 0.20% (not to exceed 0.50% under the current 12b-1 Plan) in the future.

2.	Effective July 21, 2011, the Portfolio’s SAI is revised as follows:

a.	The following sub-section is added to the section entitled “Other Information About Portfolio Managers” beginning on page 155 of the Portfolio’s SAI:

Core Growth and Income Portfolio

Sub-Adviser - ING Investment Management Co. (“ING IM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of March 31, 2011:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets
Christopher F. Corapi	5	$5,765,376,112	3	$203,698,525	16	$197,946,274
Michael Pytosh	1	$4,225,925,724	0	$0	0	$0

                  * None of these accounts have an advisory fee based on performance.

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

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Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation Structure of Portfolio Managers

For Mr. Corapi and Mr. Pytosh, the portfolio manager(s) (“Portfolio Manager(s)”) for the Portfolio, compensation consists of: (i) fixed base salary; (ii) bonus which is based on the Sub-Adviser’s performance, one- , three - and five-year pre-tax

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performance of the accounts the portfolio manager(s) are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and asset and revenue growth of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, ING Groep.

The Portfolio Managers for the Portfolio are also eligible to participate in an annual incentive plan delivered in part in cash and in part deferred award in the form of ING stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. The Sub-Adviser has defined indices (here the S&P 500 Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three- and five-year periods; year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) and revenue growth for all accounts managed by the team. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (45% investment performance-, 15% net cash flow- and 15% revenue growth).

Based on job function, internal comparators and external market data, the Portfolio Managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. The awards are paid in a combination of ING restricted stocks and performance shares and vest in three (3) years.

If the Portfolio Managers’ fixed base salary compensation exceeds a particular threshold, they may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stocks or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of March 31, 2011, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

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Portfolio Manager	Dollar Range of Portfolio Shares Owned

Christopher F. Corapi	None
Michael Pytosh	None

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